EXHIBIT 99.1

JOINT FILER INFORMATION

Other Reporting Person(s)

1. PROVIDENT CANADA CORP.

Item	Information
Name:	PROVIDENT CANADA CORP.
Address:	One Parker Plaza, 400 Kelby Street, 9th Floor, Fort Lee, New Jersey 07024
Designated Filer:	Provident Pioneer Partners, L.P.
Date of Event Requiring Statement (Month/Day/Year):	September 18, 2013
Issuer Name and Ticker or Trading Symbol:	Pioneer Power Solutions, Inc. [PPSI.OB]
Relationship of Reporting Person(s) to Issuer:	10% Owner
If Amendment, Date Original Filed (Month/Day/Year):	Not Applicable
Individual or Joint/Group Filing:	Form filed by More than One Reporting Person
Signature:	By: /s/ Nathan Mazurek Name: Nathan Mazurek Title: Authorized Signatory Date: September 18, 2013

2. NATHAN J. MAZUREK

Item	Information
Name:	Nathan J. Mazurek
Address:	One Parker Plaza, 400 Kelby Street, 9th Floor, Fort Lee, New Jersey 07024
Designated Filer:	Provident Pioneer Partners, L.P.
Date of Event Requiring Statement (Month/Day/Year):	September 18, 2013
Issuer Name and Ticker or Trading Symbol:	Pioneer Power Solutions, Inc. [PPSI.OB]
Relationship of Reporting Person(s) to Issuer:	10% Owner, President, Chief Executive Officer and Chairman of the Board of Directors
If Amendment, Date Original Filed (Month/Day/Year):	Not Applicable
Individual or Joint/Group Filing:	Form filed by More than One Reporting Person
Signature:	By: /s/ Nathan Mazurek Name: Nathan Mazurek Title: Authorized Signatory Date: September 18, 2013

2. DAVID J. LANDES

Item	Information
Name:	DAVID J. lANDES
Address:	One Parker Plaza, 400 Kelby Street, 9th Floor, Fort Lee, New Jersey 07024
Designated Filer:	Provident Pioneer Partners, L.P.
Date of Event Requiring Statement (Month/Day/Year):	September 18, 2013
Issuer Name and Ticker or Trading Symbol:	Pioneer Power Solutions, Inc. [PPSI.OB]
Relationship of Reporting Person(s) to Issuer:	10% Owner and Director
If Amendment, Date Original Filed (Month/Day/Year):	Not Applicable
Individual or Joint/Group Filing:	Form filed by More than One Reporting Person
Signature:	By: /s/ David Landes Name: David Landes Title: Authorized Signatory Date: September 18, 2013